SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K

                               CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                              August 31, 2017
                               Date of Report
                       (Date of Earliest Event Reported)

                        EXTREME ENERGY SOLUTIONS INC.
           (Exact Name of Registrant as Specified in its Charter)

                    JADE ISLAND ACQUISITION CORPORATION
           (Former Name of Registrant as Specified in its Charter)

Delaware                          000-55632               81-2311129
(State or other            (Commission File Number)     (IRS Employer
jurisdiction                                         Identification No.)
of incorporation)
                           610 Route County 1
                               Suite 2E
                       Pine Island, New York 10969
                 (Address of principal executive offices) (zip code)

                             800-337-8326
           (Registrant's telephone number, including area code

                         215 Apolena Avenue
                   Newport Beach, California 92662
           (Former Address of Principal Executive Offices)

ITEM 3.02 Unregistered Sales of Equity Securities

     On August 31, 2017, Extreme Energy Solutions Inc. (formerly Jade Island Acquisition Corporation) (the "Registrant" or the "Company") issued 5,000,000 shares of its common stock pursuant to Section 4(2) of the Securities Act of 1933 at par representing 90.9% of the total outstanding 5,500,000 shares of common stock as follows:
                             4,000,000 Samuel K. Burlum
                             1,000,000 Philip Castleberg

     With the issuance of the stock and the redemption of 19,500,000 shares of stock (discussed below), the Company effected a change in its control and the new majority shareholder(s) elected new management of the Company. The Company may develop its business plan by future acquisitions or mergers but no agreements have been reached regarding any acquisition or other business combination. The Company changed its name as part of the change in control. If the Company makes any acquisitions, mergers or other business combination, the Company will file a Form 8-K but until such time the Company remains a shell company.

ITEM 5.01     Changes in Control of Registrant

    On August 31, 2017, the following events occurred which resulted in a change of control of the Registrant:

    1. The Registrant canceled an aggregate of 19,500,000 of the then 20,000,000 shares of outstanding stock valued at par.


    2.   The then current officers and directors resigned.

    3.   New officer(s) and director(s) were appointed and elected.

    The disclosure required by Item 5.01(a)(8) of Form 8-K was previously filed with the Securities and Exchange Commission on Form 10-12G filed on May 2, 2016 as amended and supplemented by the information contained in this report.

    The Registrant anticipates that it will effect a business combination with a private company with the same name, Extreme Energy Solutions Inc. Extreme Energy, the private company, is an operating company which operates as a developer, manufacturer, and/or distributor of technology and innovation related to solving environmental issues, including technology that addresses harmful toxic vehicle emissions. Extreme Energy, the private company, currently offers five different product lines and a series of professional and technical services realted toenvironmental and economic sustainability, green tech and clean tech initiatives. Some of the products that it has developed and manufactures include a non-toxic biodegradable household cleaner-greaser, gasoline and diesel fuel treatments and a speciality bottled water.

ITEM 5.02     Departure of Directors or Principal Officers;
              Election of Directors

    On August 31, 2017, the following events occurred:

    James M. Cassidy resigned as the Registrant's president, secretary and director.

    James McKillop resigned as the Registrant's vice president and director.

    Samuel K. Burlum was named the director of the Registrant.

    The following persons were appointed to offices listed beside their name:

              Samuel K. Burlum       Chief Executive Officer and President
              Philip Castleberg      Treasurer
              Francis Okelo          Secretary
              Steve LaValley         Parliamentarian

    Samuel K. Burlum serves as the Chief Executive Officer, president and sole director of the Registrant. Mr. has been the president and CEO of Extreme Energy Solutions, Inc., the private company, since 2011 Mr. Burlum is an accredited Investigative Reporter-Journalist and authors the column "The
Green Line", focusing on matters related to environmental and economic public policy. Mr. Burlum is a career entrepreneur having founded his first business in 1992 and now operates ESLC Inc., a small business consulting firm serving a variety of industries from transportation to property development. He is also active in assisting non-profits, particularly those associated with adapting green practices. Mr. Burlum has received many accolades for environmental and non-profit work including: the World Green Energy Symposium 2013 NOVA Award; Passaic Valley FOP Lodge #181 2013, 2015 and 2016 Company of the Year with special recognition for his regional contributions and community service. Mr. Burlum is a recognized public speakers on areas of environmental and economic policy and on innovation. He has served on delegations from China and Middle East and provided proposed content that contributed to crafting public policy in the areas of environmental compliance, small business research and
development and technology.   contributions and community service; and People
of Distinction Humanitarian Foundation 2014 Unsung Hero award. Mr. Burlum received his A.B. degree in Business Management in 1998 from Berkeley College.

    Philip Castleberg serves as the Treasurer of the Registrant.
Mr. Castleberg is experienced in creating innovative business models and business practices. He has experience in alternative fuel delivery systems for the automotive aftermarket industry as an owner of a distribution firm that also engages in manufacturing components. Mr. Castleberg is the President of SMART Air Fuel Saver LLC. Mr. Castleberg received his B.A. degree in History, Religion and Education from Southern Adventist University. He attended Fredrick Community College and graduated with an AA in Nursing. He also attended San Bernardino Valley College and received his certificate as a licensed Airplane Mechanic.

    Francis Okelo serves as Secretary of the Registrant. Mr. Okelo is a former United Nations Special Envoy and former Ambassador from Uganda to the European Union, Belgium, The Netherlands, Luxembourg and Kenya. He served as Deputy United Nations Special Coordinator for the Middle East Peace Process in Israel and with the Palestinian Authority in Gaza and served as Special Envoy as well to Sierra Leone. From 1991 to 1997, he was Deputy Head of the UN Special Mission to Afghanistan. Mr. Okelo is vastly experienced in diplomacy and international affairs. He graduated from the then University of East Africa at Makerere (Uganda) in economics, history and philosophy. He subsequently specialized in diplomacy and international relations.

    Steve LaValley serves as Parliamentarian of the Registrant. Mr. LaValley is currently on the Board of Directors for R. L. Gaines Investments LLC. Mr. LaValley is experienced in the performing arts industry with a career as a recording engineer as well as a performer having received the Entertainer of the Year award in 1976 from Eastern States Country Music Awards. Mr. LaValley has performed with many named performers and has also worked as a recording engineer with a wide varied of prominent artists including Yoko Ono, Aerosmith and others. Mr. LaValley has created and provided content for several businesses, digital media and political campaigns for use in marketing and advertising pieces.

                                  SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.


                             EXTREME ENERGY SOLUTIONS INC.

Date: August 31, 2017
                             /s/ Samuel K. Burlum
                                 President